UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Transfer and Servicing Agreement, dated as of April 1, 2006, providing for the issuance of Mortgage Backed Notes, Series 2006-1)

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-130961-06	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01             Acquisition or Disposition of Assets.

             For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

	Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 27, 2006, among Financial Asset Securities Corp. as Depositor and Greenwich Capital Markets, Inc., Friedman, Billings, Ramsey & Co., Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Countrywide Securities Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively the “Underwriters”).

3.1
Amended and Restated Trust Agreement, dated as of May 2, 2006, among Financial Asset Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and the Trust Administrator, Mortgage Backed Notes, Series 2006-1.

	Exhibit No.	Description
	4.1	Indenture dated as of April 1, 2006, between the Issuer, the Trust Administrator and the Indenture Trustee, Mortgage Backed Notes, Series 2006-1.

	Exhibit No.	Description
99.1
Transfer and Servicing Agreement, dated as of April 6, 2006 among the Depositor, Aames Mortgage Investment Trust 2006-1 (the “Issuer”), Aames Funding Corporation (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer and Trust Administrator”), Aames Investment Corporation (the “Sponsor”) and Deutsche Bank National Trust Company (the “Indenture Trustee”), Mortgage Backed Notes, Series 2006-1.

	99.2	Mortgage Loan Purchase and Assignment Agreement, dated as of April 1, 2006, among Aames Investment Corporation (the “Seller”) and the Depositor,

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Matt Miles
Name:	Matt Miles
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
1.1
Underwriting Agreement, dated as of April 27, 2006, among Financial Asset Securities Corp. as Depositor and Greenwich Capital Markets, Inc., Friedman, Billings, Ramsey & Co., Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Countrywide Securities Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively the “Underwriters”).

3.1
Amended and Restated Trust Agreement, dated as of May 2, 2006, among Financial Asset Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and the Trust Administrator, Mortgage Backed Notes, Series 2006-1

4.1	Indenture dated as of April 1, 2006, between the Issuer, the Trust Administrator and the Indenture Trustee, Mortgage Backed Notes, Series 2006-1.
99.1
Transfer and Servicing Agreement, dated as of April 6, 2006 among the Depositor, Aames Mortgage Investment Trust 2006-1 (the “Issuer”), Aames Funding Corporation (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer and Trust Administrator”), Aames Investment Corporation (the “Sponsor”) and Deutsche Bank National Trust Company (the “Indenture Trustee”), Mortgage Backed Notes, Series 2006-1.

99.2	Mortgage Loan Purchase and Assignment Agreement, dated as of April 1, 2006, among Aames Investment Corporation (the “Seller”) and the Depositor,